SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 5, 2003

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                           GREG MANNING AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                     1-11988                  22-2365834
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)




          775 Passaic Avenue,
       West Caldwell, New Jersey                                    07006
    (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (973) 882-0004

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Item 7.           Financial Statements and Exhibits.

(c)   Exhibits

            99    Press release, dated September 5 2003, issued by Greg
Manning Auctions, Inc. (the "Company") and containing material non-public financial information.

Item 12.          Results of Operations and Financial Condition.

             The Company issued a press release on September 5, 2003, which contained material non-public financial information. A copy of this financial release is filed as an exhibit to this report on 8-K.

            In the financial release, the Company includes a reference to "pro forma" financial results, and "pro forma EBITDA" financial results, which are non-GAAP financial measures. The Company also included a reconciliation of the measures to the most directly comparable GAAP measure. Since the results for the Company's 2002 fiscal year included significant non-recurring items, the Company felt it would be useful to investors to eliminate those items for purposes of comparing the results for that year with the results of fiscal 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2003


                                    GREG MANNING AUCTIONS, INC.




                                    By: /s/ Larry Crawford
                                       -------------------------
                                       Larry Crawford
                                       Chief Financial Officer